Forward Looking Statements In this presentation and in related comments by General Motors' management, we will use words like "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," "impact," or the negative of any of those words or similar expressions to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but GM's actual results may differ materially due to a variety of important factors. Among other items, such factors include: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of our new products; significant changes in the competitive environment and the effect of competition in our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; changes in the existing, or the adoption of new laws, regulations, policies, or other activities of governments, agencies, and similar organizations where such actions may affect the production, licensing, distribution, or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations and inquiries by the SEC and other governmental agencies; changes in accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, including the range of estimates for the Delphi pension benefit guarantees, which could result in an impact on earnings; negotiations and bankruptcy court actions with respect to Delphi's obligations to GM, negotiations with respect to GM's obligations under the pension benefit guarantees to Delphi employees, and GM's ability to recover any indemnity claims against Delphi; labor strikes or work stoppages at GM or its key suppliers such as Delphi or financial difficulties at GM's key suppliers such as Delphi; completion of the final settlement with the UAW and UAW retirees, including securing class certification in a form acceptable to GM, the UAW and class counsel; completion of the final settlement with the UAW and UAW retirees, including obtaining court approval in a form acceptable to GM, the UAW, and class counsel; treatment of the terms of the 2006 Settlement Agreement pursuant to the Retiree MOU in a manner acceptable to GM, the UAW and class counsel; GM's completion of discussions with the Staff of the SEC regarding accounting treatment with respect to the New VEBA and the post-retirement medical benefits for the covered group as set forth in the Retiree MOU, on a basis reasonably satisfactory to GM; shortages of and price increases for fuel; factors affecting GMAC's results of operations and financial conditions and changes in the residential mortgage market, especially in the nonprime sector; significant changes in the competitive environment and the effect of competition in GMAC's markets, including on GMAC's pricing policies; GMAC's ability to maintain adequate financing sources; GMAC's ability to maintain an appropriate level of debt; restrictions on the ability of GMAC's residential mortgage subsidiary to pay dividends and prepay subordinated debt obligations to GMAC; changes in the residual value of off-lease vehicles; changes in U.S. government- sponsored mortgage programs or disruptions in the markets in which GMAC's mortgage subsidiaries operate; changes in GMAC's contractual servicing rights; changes in the credit ratings of GMAC or GM; and changes in economic conditions, commodity prices, currency exchange rates, or political stability in the markets in which we or GMAC operate. The most recent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by GM and GMAC provide information about these factors, which may be revised or supplemented in future reports to the SEC on those forms.

GRW_AA2008_Title_v2

2005 GMNA Turnaround Plan Product Excellence Revitalized U.S. Sales & Marketing Strategy Improve Cost & Quality Address Health Care/ Legacy Cost Burden

Other Key Corporate Strategies GM Europe Turnaround Growth in Emerging Markets Strengthen Liquidity Address GMAC and Delphi Situations

2005 GMNA Turnaround Plan Product Excellence Revitalized U.S. Sales & Marketing Strategy Improve Cost & Quality Address Health Care/ Legacy Cost Burden

Product Excellence Building Strong Momentum Increasingly broad-based recognition of GM products -- Design, interior, performance Numerous important industry awards Saturn Aura and Chevrolet Silverado 2007 NAIAS Car and Truck of the Year 2008 Cadillac CTS, Chevrolet Malibu and Corvette Car and Driver "10 Best" cars, and Automobile Magazine "All Stars" 2008 Cadillac CTS Motor Trend Car of the Year Chevrolet Malibu 2008 NAIAS Car of the Year Significant progress in key technology initiatives OnStar Advanced propulsion

Product Excellence Renewing the Passion for Design GRW_AA06_FreePress

2005 GMNA Turnaround Plan Product Excellence Revitalized U.S. Sales & Marketing Strategy Improve Cost & Quality Address Health Care/ Legacy Cost Burden

Revitalized Sales and Marketing Strategy Better differentiate our brands Simple, more compelling pricing -- go to market as "Value Leader" Align our distribution strategy -- especially Pontiac-Buick-GMC Stabilize U.S. retail share

GRW_AA09_SalMarkStrat Sales & Marketing Strategy GM U.S. Retail Share Stabilized Source: GM Global Market and Industry Analysis

GRW_AA10-03 Sales & Marketing Strategy Incentive Spending Reduced Drastically Source: GM Global Market and Industry Analysis/JD PIN

GRW_AA11-02 Sales & Marketing Strategy Large Reduction in Daily Rental Sales, Significant Profit Impact Daily Rental Contribution Margin per unit reflects 2006 MY (index = 100), 2007 MY and 2008 MY estimates

Sales & Marketing Strategy Product and Brand Building Focus Reflected in Reason to Purchase 2007 MY 2004 MY 2005 MY 2006 MY Q1-Q3 #1 #2 #3 #4 #5 Source: GM Global Market and Industry Analysis Rebate Value for Exterior Exterior Incentives the Money Styling Styling Value for Rebate/ Value for Value for the Money Incentives the Money the Money Exterior Employee Fuel Fuel Styling Discount Economy Economy Price/Monthly Manufacturer Price/Monthly Dependability/ Payments Reputation Payments Reliability Past Manufacturer Exterior Rebate/ Price/Monthly Experience Styling Incentives Payments

Sales & Marketing Strategy Distribution Channel Alignment 2004 2007 % of large market 61% 69% dealerships on-channel % of Buick-Pontiac-GMC 53% 72% sales through aligned dealerships Total number of GM ~7,400 ~6,800 U.S. dealerships

GRW_AA15_USdealerInvent Sales & Marketing Strategy GM U.S. Dealer Inventories Leaner Source: GM Global Market and Industry Analysis

2005 GMNA Turnaround Plan Product Excellence Revitalized U.S. Sales & Marketing Strategy Improve Cost & Quality Address Health Care/ Legacy Cost Burden

Improve Cost & Quality $9B Structural Cost Reduction Target Achieved 2005 GM-UAW retiree health care agreement 1M Unit GMNA capacity reduction 34,000 Participants in hourly attrition plan U.S. salaried retiree health care/pension revisions GM/IUE-CWA/Delphi attrition program GM-UAW-Delphi attrition program 2007 GM-UAW labor agreement $9B Significant additional savings

Product Excellence Revitalized U.S. Sales & Marketing Strategy Improve Cost & Quality Address Health Care/ Legacy Cost Burden 2005 GMNA Turnaround Plan

GRW_AA21-02 Address Health Care/Legacy Cost Burden Cash/Stock Contributions to Fund U.S. Hourly and Salaried Legacy Pension and Health Care Memo: Includes DC VEBA contributions Total cash $103B or $7B per year

Address Health Care/Legacy Cost Burden Significant unfunded net liability of $61B per YE '05 Health care inflation risk Legacy Cost Disadvantage Largely Eliminated Challenge Action Result Retiree Health Care 2005 GM-UAW health care agreement 2006 Changes to salaried retiree health care 2007 GM-UAW labor agreement U.S. hourly retiree health care to be funded from new trust U.S. salaried health care capped Health care inflation risk virtually eliminated

Address Health Care/Legacy Cost Burden Fully funded pension, but risk of future contribution Legacy Cost Disadvantage Largely Eliminated Challenge Action Result Pensions Risk mitigation investment strategy 2006 Changes to salaried pension U.S. hourly and salaried pension funded status expected to be over 120% at YE '07

Address Health Care/Legacy Cost Burden Legacy Cost Disadvantage Largely Eliminated Spending for U.S. hourly and salaried legacy pension and health care will decline from annual average of $7B over last 15 years to approximately $1B* per year in 2010 *Excludes $0.3B for IUE and USW currently in negotiation and $0.2B for potential contingent payment to UAW VEBA trust

Other Key Corporate Strategies GM Europe Turnaround Growth in Emerging Markets Strengthen Liquidity Address GMAC and Delphi Situations

GM Europe Turnaround Key Strategies Product excellence Multi-brand strategy Grow in Russia/Eastern Europe Contribution margin focus Reduce structural cost

GRW_AA25-02 GM Europe Turnaround Strong GME Sales Growth Driven by Chevrolet

GRW_AA26_GMEpretaxIncome GM Europe Turnaround GME Adjusted Pre-tax Income* *Adjusted pre-tax income after equity income and minority interests Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

Other Key Corporate Strategies GM Europe Turnaround Growth in Emerging Markets Strengthen Liquidity Address GMAC and Delphi Situations

Emerging Markets China 3,370 8,550 154% 140 1,030 636% Russia 1,210 2,710 124% 5 260 5100% Brazil 1,450 2,460 70% 330 500 52% India 890 2,000 125% 10 60 500% Other* 6,380 11,300 77% 780 1,290 65% Total Emerging 13,300 27,020 103% 1,265 3,140 148% Growth in Emerging Markets Industry Sales GM Sales Units 000s 2002 2007 % Growth 2002 2007 % Growth *Includes Mexico, Thailand, Turkey, South Africa, etc. Preliminary numbers for 2007

Other Key Corporate Strategies GM Europe Turnaround Growth in Emerging Markets Strengthen Liquidity Address GMAC and Delphi Situations

Strengthen Liquidity Liquidity Up $7B in 2 Years Adjusted Operating Cash Flow improved $6.0B from Q3 '05 to Q3 '07 GMAC sale -- net $9.4B received to date Divested non-core equity holdings -- $3.1B Allison sale -- $5.4B Restructured $4.6B credit facility and access to over $7B of unused credit facilities Year-end gross liquidity from $20.4B in 2005 to estimated $27B+ in 2007 Refer to Supplemental Charts in our earnings presentation on GM's Investor website for reconciliation to GAAP figures

Other Key Corporate Strategies GM Europe Turnaround Growth in Emerging Markets Strengthen Liquidity Address GMAC and Delphi Situations

Address GMAC and Delphi Situations GMAC Sold 51% of GMAC Successfully de-linked GM and GMAC credit rating Preserved strong Auto Finance relationship Delphi All key agreements finalized; exit financing and court approval of Plan pending

Excellent Progress on the Turnaround... But Significant pressures from: Weak U.S. auto industry sales High fuel prices High raw material and steel costs Regulatory issues Yielding insufficient financial results -- So, What's Next?

What's Next? Continue to execute great products Build strong brands and distribution channels Execute additional cost reduction initiatives Emerging markets growth Advanced propulsion leadership Running the business globally

Continue to Execute Great Products Stay focused on excellence in product execution -- Keep "Raising the Bar" Fully leverage global design, engineering and powertrain Use great products to build great brands

Build Strong Brands Effectively integrate product and marketing strategies Build brand equity; special focus on key car segments Enhance marketing effectiveness Special focus on digital marketing Leverage unique advantages like OnStar

Build Strong Distribution Channels Accelerate implementation of 4 channel strategy Cadillac/HUMMER/SAAB Chevrolet Buick/Pontiac/GMC Saturn Channel alignment key enabler for: Clearer product and brand differentiation Enhanced dealer profitability Greater flexibility in product portfolio and technology planning

Execute Additional Cost Reduction Initiatives Implement UAW health care deal by 1/1/2010 Accelerate implementation of UAW contract Execute competitive CAW contract Ensure 100% or more capacity utilization in higher cost countries

Execute Additional Cost Reduction Initiatives GM-UAW Attrition Programs Phase I launched in January at SPO and JOBS Bank sites Employees begin exiting in March Phase II to be launched in February, open to remaining workforce Employees begin exiting in April 46,000 Employees are eligible for retirement under these programs

Execute Additional Cost Reduction Initiatives Maximize Capacity Utilization Need to consistently run manufacturing capacity in high labor cost countries at 100% or greater Based on current U.S. industry volume levels, additional capacity rationalization of assembly plants, plus supporting powertrain and stamping facilities, would be required Will continue to assess specific actions required, pending development of U.S. industry and product mix trends

GRW_AA47 Execute Additional Cost Reduction Initiatives Another ~$5B Improvement by 2011

GRW_AA48-02 Execute Additional Cost Reduction Initiatives Driving Global Automotive Structural Cost to Benchmark Levels Structural cost down to 23% of revenue by 2012

GRW_AA49-02 Emerging Markets Growth

Emerging Markets Growth GM Strategy Expand/enhance emerging markets "lower cost" product portfolio Focus on brand building and distribution channels Expand capacity in cost effective manner New market opportunities

Emerging Markets Growth China Initiatives Continue to build corporate reputation Continue to drive multi-brand strategy Accelerate distribution expansion Enhance brand building initiatives Expand/update product portfolio, with focus on fuel economy Develop local technology capability Keep "leaning forward" on capacity Further develop human resources and supply base

Fuel Economy/ Advanced Propulsion Multi-pronged leadership strategy Improve conventional powertrain and vehicle performance Biofuels, especially E-85 -- heavy ramp up Hybrids -- multiple offerings across wide range of vehicles E-Flex -- lead in electrically driven, battery powered vehicles Fuel Cell -- grow resource commitment and test fleet Requires major resource commitment -- both technical and financial Over time, ability to price to cover technologically driven cost increases is key industry issue

Running The Business Globally Building functional and technical excellence Leveraging products, powertrains, supplier base and technical expertise globally Flow existing resources to support greatest, highest return growth opportunities

Conclusion -- Effective Execution of '05 - '07 Plan GMNA Turnaround Strong product momentum Progress in Sales & Marketing strategy $9B cost reduction, by addressing key historical competitiveness issues GME Turnaround yielding positive results Overachieving emerging markets growth plan Built liquidity while addressing GMAC and Delphi

What's Next? Challenging headwinds: U.S. economy/auto industry Energy prices/regulatory costs High raw material/steel costs Stay focused on product excellence and revenue growth strategies Accelerate additional cost reduction activities Implement 2007 GM-UAW labor agreement Drive advanced propulsion strategy

Forward Looking Statements In this presentation and in related comments by General Motors' management, we will use words like "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," "designed," "impact," or the negative of any of those words or similar expressions to identify forward-looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but GM's actual results may differ materially due to a variety of important factors. Among other items, such factors include: the ability of GM to realize production efficiencies, to achieve reductions in costs as a result of the turnaround restructuring and health care cost reductions and to implement capital expenditures at levels and times planned by management; the pace of product introductions; market acceptance of our new products; significant changes in the competitive environment and the effect of competition in our markets, including on our pricing policies; our ability to maintain adequate liquidity and financing sources and an appropriate level of debt; changes in the existing, or the adoption of new laws, regulations, policies, or other activities of governments, agencies, and similar organizations where such actions may affect the production, licensing, distribution, or sale of our products, the cost thereof or applicable tax rates; costs and risks associated with litigation; the final results of investigations and inquiries by the SEC and other governmental agencies; changes in accounting principles, or their application or interpretation, and our ability to make estimates and the assumptions underlying the estimates, including the range of estimates for the Delphi pension benefit guarantees, which could result in an impact on earnings; negotiations and bankruptcy court actions with respect to Delphi's obligations to GM, negotiations with respect to GM's obligations under the pension benefit guarantees to Delphi employees, and GM's ability to recover any indemnity claims against Delphi; labor strikes or work stoppages at GM or its key suppliers such as Delphi or financial difficulties at GM's key suppliers such as Delphi; completion of the final settlement with the UAW and UAW retirees, including securing class certification in a form acceptable to GM, the UAW and class counsel; completion of the final settlement with the UAW and UAW retirees, including obtaining court approval in a form acceptable to GM, the UAW, and class counsel; treatment of the terms of the 2006 Settlement Agreement pursuant to the Retiree MOU in a manner acceptable to GM, the UAW and class counsel; GM's completion of discussions with the Staff of the SEC regarding accounting treatment with respect to the New VEBA and the post-retirement medical benefits for the covered group as set forth in the Retiree MOU, on a basis reasonably satisfactory to GM; shortages of and price increases for fuel; factors affecting GMAC's results of operations and financial conditions and changes in the residential mortgage market, especially in the nonprime sector; significant changes in the competitive environment and the effect of competition in GMAC's markets, including on GMAC's pricing policies; GMAC's ability to maintain adequate financing sources; GMAC's ability to maintain an appropriate level of debt; restrictions on the ability of GMAC's residential mortgage subsidiary to pay dividends and prepay subordinated debt obligations to GMAC; changes in the residual value of off-lease vehicles; changes in U.S. government- sponsored mortgage programs or disruptions in the markets in which GMAC's mortgage subsidiaries operate; changes in GMAC's contractual servicing rights; changes in the credit ratings of GMAC or GM; and changes in economic conditions, commodity prices, currency exchange rates, or political stability in the markets in which we or GMAC operate. The most recent annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed by GM and GMAC provide information about these factors, which may be revised or supplemented in future reports to the SEC on those forms.

FAH_AA2008_Title_v2

Agenda 2005-2007 Financial Recap GM Valuation 2008 Outlook Managing Downside Risk Other Risks/Opportunities Longer Term Outlook No Time Like the Present

2005-2007 Financial Accomplishments Big cost moves: $9B structural cost Eliminated health care inflation risk Reduced GMNA capacity Tackled tough risk factors: GMAC, Delphi, UAW labor agreement Grew aggressively and profitably in emerging markets Strengthened liquidity Improved earnings and cash flow Sets stage for significant mid-term earnings improvement

FAH_AA04_StockPrice Stock Price Performance 2005-2007

GM Bond and CDS Spreads 2005-2007


GM
GMAC
ResCap
Bond Spreads (bps)
2,000
1,500
1,000
500
0
Dec 04
Apr 05
Aug 05
Dec 05
Apr 06
Aug 06
Dec 06
Apr 07
Aug 07
Dec 07


CDS Spreads (bps)
1,500
1,000
500
0
Dec 04
Apr 05
Aug 05
Dec 05
Apr 06
Aug 06
Dec 06
Apr 07
Aug 07
Dec 07

- Direct and inverse relationship between GM shares and bond/CDS spreads
  - ~70% correlated with spread fluctuation
- Also a direct relationship between GM and ResCap CDS spreads
  - ~60% correlated with ResCap fluctuation

Based on GM 10-year bond and 5-year credit default swaps

Why Is Stock Valuation So Low At Year-end 2007? Overall impact of credit crunch on non-investment grade companies GM spreads and stock price closely and inversely correlated Concerns regarding weaker U.S. market Impact of housing/credit crunch on U.S. consumers Impact of high fuel prices on vehicle mix and product line profitability Predominant focus on GMNA results Significant market uncertainties and GMAC/ResCap exposure Finance company generating losses rather than strong profits/dividends

GM Stock Price Valuation Key Drivers of GM Stock Price 2008 Outlook U.S. Industry Risk Other Risks & Opportunities Longer Term Outlook

2007 Recap - Total Automotive Metrics vs. 2006 Outlook Results Delivered 1 Year Ago thru Q3 Global Industry GM Revenue Net Material Performance Structural Cost Adjusted Earnings Cash Flow Capital Spending Increase Increase Flat Decrease Improve Improve but Negative Increase Increase Increase Slightly Unfavorable Slight Increase (Largely Fx) Improve Improve but Negative On Track to be Flat

Agenda 2005-2007 Financial Recap GM Valuation 2008 Outlook Managing Downside Risk Other Risks/Opportunities Longer Term Outlook No Time Like the Present

2008 vs. 2007 Global Industry Projected 2008 (Units Millions) 2007 2008 O/(U) 2007 North America 19.6 19.0 (0.6) Memo: U.S. 16.5 low 16's down slightly Europe 23.0 23.5 0.5 Latin Am/Africa/ME 7.2 7.7 0.5 Asia Pacific 20.8 23.2 2.4 Total 70.6 73.4 2.8 2008 2007 H1 H2 U.S. GDP 2.2% 2.1% 2.6%

U.S. Economic Outlook U.S. economy is expected to slow, but avoid a recession Weak housing market remains a headwind, but economy-wide credit crunch is not expected Employment and income growth will slow, but stay positive Overseas demand expected to remain strong, aiding U.S. exports U.S. dollar likely to remain weak Potential for monetary and fiscal stimulus to offset housing crisis and continued high oil prices Strong international economies serve as longer term stimulus to U.S. economy despite short term headwinds

U.S. Industry Outlook 2007 industry levels have remained relatively steady throughout year despite growing economic headwinds 2008 total industry is likely to be in the low 16 million range Lower consumer confidence Rising gas and oil prices remain a headwind Domestic manufacturers have moved to rationalize supply rather than stimulate demand through incentives Truck mix may decline further in short term as housing market and construction activity bottom out Demand pressure continues on traditional SUVs and vans Due in part to shift to crossovers (which had 34% sales growth in 2007) Industry fleet sales expected to be lower due to decline in daily rental sales

FAH_AA12_RetailSAAR Stabilizing Retail SAAR Trend Source: GM Global Market & Industry Analysis

Pronounced Shift to Cars and Crossovers 2007 2008 (% of Total U.S. Industry Sales) 2005 2007 O/(U) 2005 Outlook Economy 1.0 2.4 1.4 Small 13.3 14.3 1.0 Midsize 20.8 20.7 (0.1) Entry Luxury 4.0 4.5 0.5 All Other 5.3 4.7 (0.6) Total Cars 44.4 46.6 2.2 47.4 Med/Large Pickup 18.3 16.4 (1.9) Small Utility & Crossovers 12.4 16.3 3.9 Mid Utility (Traditional) 6.8 4.6 (2.2) Large Utility 4.3 4.0 (0.3) Mid Van 6.3 4.8 (1.5) All Other 7.5 7.3 (0.2) Total Trucks 55.6 53.4 (2.2) 52.6 Source: GM Global Market & Industry Analysis

U.S. Transaction Price Trends FAH_AA14_TransactionPric Source: GM Global Market & Industry Analysis

GMNA - 2008 Key Strategies Objective Structure business to withstand U.S. industry challenges and deliver sustained profitability longer term Revenue Actions Leverage CTS and Malibu to re-establish GM strength in car market Continued stabilization of U.S. retail share Continued focus on restoring brand health Progress on alternative fuel strategy Cost Actions Leverage attrition program to maximize structural cost savings Utilize Delphi agreement to maximize material cost savings

U.S. Industry Down Slightly GM U.S. Inventory GM Revenue Flat to Increase Mix Unfavorable Net Pricing Flat Net Material Performance Structural Cost as % of Revenue GMNA - Key Metrics 2008 vs. 2007 Weakness in H1 followed by improvement in H2 Align with demand following reduction in 2007 Production more aligned with demand due to reduced inventories Lower full-size pickup, large utility Positive U.S. offset by Canada challenges Transformation of workforce, improved manufacturing efficiency Flat Moderating commodities inflation, fewer major programs Favorable Decrease

GME - 2008 Key Strategies Objective GME delivering positive cash flow and slightly above breakeven adjusted earnings - now need to take to next level Revenue Actions Continued focus on multi-brand strategy and quality of share Continued growth in Central/Eastern Europe and Russia Continue to fully leverage GMDAT to support growth of Chevrolet Significant GMDAT operating profit attributable to sales in Europe Cost Actions Further progress on manufacturing efficiency by shifting footprint and adding low-cost capacity Implement initiatives to manage currency risk, including localization in the East

GME - Key Metrics 2008 vs. 2007 Industry Volume About Flat GM Revenue Increase Mix Unfavorable Net Material Performance Structural Cost as Slight % of Revenue Decrease Currency Exchange Unfavorable Weakness in Western Europe offset by growth in Russia & Eastern Europe Continued GM volume growth in Central/Eastern Europe Fewer launches, increased mini-car and Eastern Europe vs. Germany Commercial/technical savings more than offsetting commodity pressure Continued footprint shift to East Headwinds related to Pound/Euro as well as various E. European currencies Favorable

GMLAAM - 2008 Key Strategies Objective Grow! ...and continue to deliver superior financial results Revenue Actions Maximize capacity in cost efficient way Optimize pricing given strong industry Continue progress on filling portfolio gaps Cost Actions Strengthen Middle East dealers and distribution Leverage volume growth with existing manufacturing footprint to further reduce structural cost as a percent of revenue

GMLAAM - Key Metrics 2008 vs. 2007 Industry Volume Increase GM Revenue Increase Mix Flat Net Material Performance Structural Cost as % of Revenue Currency Exchange Flat Strong economic growth throughout region fueled by commodity exports Product availability, aggressive pricing, continued share growth, and aftersales Stable product and country of sale mix, reduced exports Leverage GM's global product portfolio and footprint optimization Increasing capacity at low cost/risk (line rate improvements, non-GM facilities) Stable overall; downside in select markets (e.g., Venezuela) largely mitigated via price Favorable Decrease

GMAP - 2008 Key Strategies Objective Continue to grow sales and share via portfolio updates and additions and network/brand initiatives Revenue Actions Continue to grow in China by further driving multi-brand strategy Rapidly grow India volume by leveraging new mini-car production Develop growth strategies for ASEAN countries Cost Actions Leverage GMDAT engineering/manufacturing capability across GM Improve material cost via increased localization (e.g., India) Optimize capacity utilization to support growth while controlling manufacturing cost

GMAP - Key Metrics 2008 vs. 2007 Industry Volume Increase GM Revenue Increase Mix Favorable Net Material Performance Structural Cost as % of Revenue Currency Exchange Unfavorable Strong growth throughout the region, led by China & India Continued growth in China & GMDAT exports as well as increases in India, Australia and ASEAN Favorable model mix and country mix Increased supplier localization and footprint optimization, offsetting commodity increases Increased cost to support growth, offset by volume leverage Primarily due to lower GMDAT hedging income Decrease Favorable

2008 Earnings Considerations While global automotive outlook relatively positive, GM earnings variability largely a function of GMNA in short term Qualitative guidance for 2008 earnings and cash flow outlook vs. 2007 will be provided when we announce Q4/CY 2007 earnings Beginning Q4 2007, will report regional results on pre-tax plus equity income basis, reflecting deferred tax asset valuation allowances in the U.S., Canada and Germany Pre-tax and after-tax earnings are now the same for the U.S., Canada and Germany Taxes will be reported as one line item

Material Cost - Total Automotive 2007 2008 (Increase)/Decrease ($ Billion) 2005 2006 Est. Outlook Baseline Performance 2.4 2.7 2.4 2.7 Delphi Reductions 0.0 0.1 0.2 0.3 Commodities (0.7) (0.6) (1.3) (0.5) Major Product Programs (1.2) (1.3) (1.5) (0.4) Total Net Performance 0.5 0.9 (0.2) 2.1 2008 Improvement Drivers Competitive benchmarking Supplier footprint optimization across all regions Continued leveraging of global platforms for sourcing economies

Delphi-related Material Savings 2005 price premium on Delphi-sourced parts estimated to be approximately $2B Approximately $1.5B at YE 2007 volumes and sourcing/pricing Expect to recoup substantial portion of premium over next 3-5 years Combination of improved Delphi competitiveness, more competitive pricing in sold businesses, and re-sourcing of parts from wind-down businesses $400-500 million of GM labor/transitional subsidies going forward will partially offset material cost savings

Steadily Improving Structural Cost as % of Revenue * Baseline adjusted to present comparable cost structure and normalize for one-time items. $55B Global Auto 34% of Global Auto Revenue $52B Global Auto 30% of Global Auto Revenue ~$53B Global Auto ~29.5% of Global Auto Revenue Memo: GMNA/Corp Legacy $42B* Memo: GMNA/Corp Legacy $33B*

2008 Liquidity Outlook Strong projected 2007 year-end gross liquidity of $27B+ 2008 Drivers Sources Strong overseas cash flow Net Delphi proceeds GMAC lease asset carve out inflows Uses Negative North America OCF including lower working capital improvements Special Attrition Program Contributions related to UAW Independent Trust VEBA Timing subject to finalization of Settlement Agreement Debt and capital lease maturities of approximately $3B

FAH_AA31_ComitmentPortfol Continued Commitment to Product Portfolio Capital Spending - Total Automotive

Agenda 2005-2007 Financial Recap GM Valuation 2008 Outlook Managing Downside Risk Other Risks/Opportunities Longer Term Outlook No Time Like the Present

U.S. Industry Downside Scenario Contingency planning in place for downside scenario based on factors such as: Possible further retraction in consumer and corporate credit Concerns regarding oil prices and higher energy costs more generally Full brunt of housing correction Resulting impact on consumer confidence Downside scenario of total U.S. industry at 15.4 million units

Managing Liquidity in a U.S. Industry Downturn Ahead of a possible downturn, should target liquidity of at least $18-20B and access to $4-5B of credit lines Year-end projected liquidity of $27B+ and access to approximately $7B of undrawn credit facilities Confident of liquidity cushion through CY 2008 Adequate to sustain global automotive operations, $8B+ of capital expenditure and special attrition program One million unit downside in U.S. industry would have negative liquidity impact estimated in the $2-3B range Current liquidity adequate for downside scenario

Agenda 2005-2007 Financial Recap GM Valuation 2008 Outlook Managing Downside Risk Other Risks/Opportunities Longer Term Outlook No Time Like the Present

GMAC Update GMAC expects ResCap to meet its financial covenants at YE 2007 GM believes GMAC remains adequately capitalized $1.1B of preferred equity converted to common by owners in Q4 2007 $1B contribution by GM in Q1 2007 to true-up equity per sale agreement No other cash injections required from GMAC owners in 2007 GMAC liquidity at relatively high historical levels GMAC expects to be profitable in 2008, with substantially reduced losses at ResCap due to risk mitigation actions undertaken Do not expect common dividend distributions in interest of building GMAC capital Auto Finance remains profitable despite some delinquency headwinds Insurance operations continue to perform well due to favorable loss experience

Delphi Update Agreements between GM, Delphi and each of Delphi's labor unions were signed during June through August 2007 GM and Delphi signed comprehensive agreements in September 2007 resolving all claims by and against Delphi and documenting GM's support of Delphi's reorganization Agreements would become effective upon Delphi's exit from Chapter 11 In December 2007, the Bankruptcy Court approved Delphi's Disclosure Statement and Solicitation Procedures as well as an amended Equity Purchase and Commitment Agreement Supported by GM, the Plan Investors and Delphi's statutory committees Delphi continues to expect to emerge from Chapter 11 during Q1 2008 GM expects significant savings over time against Delphi-related material cost penalty

Agenda 2005-2007 Financial Recap GM Valuation 2008 Outlook Managing Downside Risk Other Risks/Opportunities Longer Term Outlook No Time Like the Present

2010 Industry Outlook Projected (Units Millions) 2007 2010 North America 19.6 ~20 Memo: U.S. 16.5 ~17 Europe 23.0 ~24 Latin Am/Africa/ME 7.2 ~8 Asia Pacific 20.8 ~27 Total 70.6 ~79

GM View of Long Term U.S. Industry Mix Car/truck mix likely to continue gradual shift to cars through 2010 Continued shift to CUVs from traditional utilities and mid vans, as CUV entries proliferate across size/price categories Large pickup likely at structural levels of about 13-13.5%, recovering with rest of industry and construction activity Luxury and entry segments both likely to increase about 1% Significant increase in hybrid and diesel offerings, as well as shift toward smaller gasoline engines ATP increases serve as offset to segment shift impact, as consumers continue to demand higher levels of content

Key Business Drivers - 2010 vs. 2007 Total Automotive Revenue Net Material Performance Structural Cost as % of Revenue Adjusted Pre-tax Earnings Adjusted Operating Cash Flow Mix Regulatory Costs Recovery in North America, continued growth in emerging markets Improved vs. 2007, with potential for up to favorable 2% per year Hit or surpass 25% target; full benefit of labor contract, improved capacity utilization/footprint Significant upside potential Significant improvement due to UAW labor contract/health care agreement U.S. segment mix headwinds offset by continued strong content mix Engineering and capital spending implications

Significant Potential for Mid-term Earnings Improvement Opportunities Full impact of 2007 GM-UAW labor agreement ~$4-5B Delphi-related cost reduction ~$0.5B U.S. industry returning to trend ~$1-1.5B Pricing for stronger brands Material cost reductions Further profitable growth in emerging markets Improved performance at GMAC Downside Risks Regulatory costs increase Continued U.S. industry mix shift Competitive environment (e.g., pricing, new entries)

GM Stock Price Valuation Key Drivers of GM Stock Price 2008 Outlook U.S. Industry Risk Other Risks & Opportunities Longer Term Outlook Challenging environment Aggressive plan to address $2-3B cash flow downside Sufficient liquidity available Risks/opportunities now more balanced GMAC profitable in 2008 Delphi resolution progressing High probability of significantly improved earnings power

No Time Like The Present Implement new GM-UAW labor agreement - right-size/transform the company Reduce risk and improve earnings at GMAC/ResCap Execute new product launches flawlessly Grow aggressively in emerging markets Build technological capability Maintain strong liquidity to finance turnaround